SUPPLEMENT DATED FEBRUARY 8, 2005
TO THE PROSPECTUS and
THE STATEMENT of ADDITIONAL INFORMATION of
INTEGRITY FUND OF FUNDS, INC.

Dated May 1, 2004

TO THE PROSPECTUS

I.      Under the section entitled “Minimum Investments and Share Price” on page 13,please note that the minimum initial investment for the Monthomatic Investment Plan has been lowered to $50.

TO THE STATEMENT OF ADDITIONAL INFORMATION

I.      Under the section entitled “Monthomatic Investment Plan” on page 20, please note that the minimum initial investment for the Monthomatic Investment Plan has been lowered to $50.

II.    Under the section entitled “Minimum Investment” on page 20, please note that the minimum initial investment for the Monthomatic Investment Plan has been lowered to $50.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE